UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 7, 2013 athenahealth, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33689	04-3387530
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 Arsenal Street, Watertown, MA	02472
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 617-402-1000
________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[✓]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
On January 7, 2013, athenahealth, Inc. management presented the rationale for the acquisition of Epocrates, Inc. at 2:30 p.m. P.T. at the J.P. Morgan Global Healthcare Conference in San Francisco, California. A copy of the transcript of the presentation and the question and answer session following the presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the presentation slides was filed as Exhibit 99.2 to the Current Report on Form 8-K filed by athenahealth, Inc. with the Securities and Exchange Commission on January 7, 2013.
The information included in this Current Report on Form 8-K pursuant to this Item 8.01, including Exhibits 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such filing.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Conference call script
Additional Information and Where to Find It
In connection with the acquisition of Epocrates, Inc. ("Epocrates") by athenahealth. Inc. ("athenahealth") pursuant to an Agreement and Plan of Merger (the “Merger”), Epocrates will file with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement and other relevant materials in connection with the proposed transaction. Epocrates will also mail the proxy statement to Epocrates stockholders. athenahealth and Epocrates urge investors and security holders to read the proxy statement and the other relevant material when they become available because these materials will contain important information about athenahealth, Epocrates, and the proposed transaction. The proxy statement and other relevant materials (when they become available), and any and all documents filed with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. In addition, free copies of the documents filed with the SEC by athenahealth will be available on the “Investors” portion of athenahealth's website at www.athenahealth.com. Free copies of the documents filed with the SEC by Epocrates will be available on the “Investor Relations” portion of Epocrates' website at www.epocrates.com. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION.
Information Regarding Participants
athenahealth, Echo Merger Sub, Inc. (“MergerSub”), Epocrates, and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of Epocrates in connection with the Merger. Information about those executive officers and directors of athenahealth is set forth in athenahealth's proxy statement for its 2012 annual meeting of stockholders, which was filed with the SEC on April 26, 2012, will be included in Epocrates' proxy statement to be filed with the SEC in connection with the proposed transaction as described above, and is supplemented by other public filings made, and to be made, with the SEC. Information about those executive officers and directors of Epocrates and their ownership of Epocrates common stock is set forth in Epocrates' proxy statement for its 2012 annual meeting of stockholders, which was filed with the SEC on August 30, 2012, and is supplemented by other public filings made, and to be made, with the SEC. Investors and security holders may obtain additional information regarding the direct and indirect interests of athenahealth, MergerSub, Epocrates, and their respective executive officers and directors in the Merger by reading the proxy statement and the other filings and documents referred to above. This report does not constitute an offer of any securities for sale.

Forward-Looking Statements
This report contains forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding consummation and timing of the proposed transaction; anticipated improvements in, and benefits of combining, the companies' service offerings (including, but not limited to improvements in information access and mobile workflows); the prospect for growth; and the potential market for and awareness of the companies' services. These statements are neither promises nor guarantees, and are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, the risks and uncertainties include, among other things: consummation of the transaction is subject to customary closing conditions, which if not met or waived would cause the transaction not to close, including the failure to obtain required approval of the contemplated transaction; failure to effectively integrate the services and operations of the companies; the risk that the anticipated market for the companies' combined services does not materialize; the risk that service offerings will not operate in the manner expected (e.g., due to design flaws, security breaches, or otherwise); potential interruptions or delays in service offerings; reliance upon third parties, such as computer hardware, software, data-hosting, content, and internet infrastructure providers, which reliance may result in failures or disruptions in our service offerings; errors or omissions in services and the information they provide; and the evolving and complex government regulatory compliance environment in which the companies and their clients operate. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. athenahealth undertakes no obligation to update or revise the information contained in this report, whether as a result of new information, future events or circumstances, or otherwise. For additional disclosure regarding these and other risks faced by athenahealth, please see the disclosure contained in our public filings with the Securities and Exchange Commission, available on the Investors section of athenahealth's website at www.athenahealth.com and the SEC's website at www.sec.gov.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

athenahealth, Inc.
(Registrant)
January 8, 2013	/s/ DANIEL H. ORENSTEIN
Daniel H. Orenstein
SVP, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Conference call script